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                                                                    Exhibit 99.1



     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, (subsections (a) and(b) of Section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Alloy, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer`s knowledge, that:

     The Annual Report on Form 10-Q for the fiscal year ended January 31, 2003 (the"Form 10-K") of the Company fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  May 1, 2003                    By: /s/  Matthew  C.  Diamond
                                       ----------------------------
                                       Matthew  C.  Diamond
                                       Chief Executive  Officer
                                       (principal  executive  officer)



Dated:  May 1, 2003                    By:  /s/  Samuel  A.  Gradess
                                       ----------------------------
                                       Samuel  A.  Gradess
                                       Chief  Financial  Officer
                                       (principal  financial  officer)



The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.

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